Exhibit 10.1

March 25, 2002

Mr. Alex Yemenidjian
c/o Metro-Goldwyn-Mayer Inc.
2500 Broadway Street
Santa Monica, CA 90404

Dear Mr. Yemenidjian:

Kindly refer to the Employment Agreement dated as of April 28, 1999 (the “Employment Agreement”) between you (“Executive”) and Metro-Goldwyn-Mayer Inc. (the “Company”).

Effective as of the date hereof, the Company and Executive mutually agree to amend the Employment Agreement as follows:

1. The term of the Employment Agreement is hereby extended so that it will now expire April 30, 2007.

The word “Term” as used in the Employment Agreement shall be deemed to include the term as hereby extended.

2. Except as herein specifically provided, the Employment Agreement shall not be amended in any respect whatsoever and shall continue in full force and effect.

If the foregoing is in accordance with your understanding and agreement, please so indicate by signing in the place for your signature below.

Ve	ry truly yours,

METRO-GOLDWYN-MAYER INC.

By:	/s/ WILLIAM A. JONES
William A. Jones Senior Executive Vice President

AGREED:

/S/ ALEX YEMENIDJIAN
Alex Yemenidjian